EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PEPTIDE TECHNOLOGIES, INC. (the "Company") on Form 10-K for the period ended November 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott McKinley, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(h)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(i)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:        February 28, 2014

By:           /s/ Scott McKinley

Scott McKinley
Chairman & Principal Executive Officer